UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2019

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
0.375% Notes due 2022	GE22A	New York Stock Exchange
0.875% Notes due 2025	GE25	New York Stock Exchange
1.500% Notes due 2029	GE29	New York Stock Exchange
2.125% Notes due 2037	GE37	New York Stock Exchange
1.250% Notes due 2023	GE23E	New York Stock Exchange
1.875% Notes due 2027	GE27E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Attached as Exhibit 99 and incorporated by reference herein is a press release dated September 12, 2019 issued by General Electric Company (“GE”) announcing the commencement of two cash tender offers to purchase certain of its existing debt securities (each, a “Tender Offer” and together, the “Tender Offers”).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99	Press release, dated September 12, 2019 issued by GE.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

This document contains a number of forward-looking statements. Words, and variations of words, such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range,” and similar expressions are intended to identify these forward-looking statements, including but not limited to statements about: the expected timing, size or other terms of each Tender Offer; our ability to complete each Tender Offer; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: our success in executing and completing, including obtaining regulatory approvals and satisfying other closing conditions for, announced GE industrial and GE Capital business or asset dispositions or other transactions, including the planned sale of our BioPharma business within our Healthcare segment and plans to exit our equity ownership positions in Baker Hughes, a GE company (“BHGE”) and Wabtec Corporation (“Wabtec”), the timing of closing for those transactions and the expected proceeds and benefits to us; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; our liquidity and the amount and timing of our GE industrial cash flows and earnings, which may be impacted by customer, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations, the amount and timing of required capital contributions and related strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; the results of our annual GAAP premium deficiency testing for GE Capital’s run-off insurance operations, which we expect to be completed in the third quarter of 2019; changes in macroeconomic conditions, particularly interest rates, as well as the value of stocks and other financial assets (including our equity ownership positions in BHGE and Wabtec), oil and other commodity prices and exchange rates; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular and cyclical pressures in our Power business, pricing and other pressures in the renewable energy market, conditions in China and other key markets, early aircraft retirements, and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power business, execution by our Renewable Energy business, and the continued strength of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures or our products or our customers’ products, such as the fleet grounding of the Boeing 737 MAX, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; the other factors that are described in “Forward-Looking Statements” in BHGE’s most recent earnings release or SEC filings; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such descriptions may be updated or amended in our Quarterly Reports on Form 10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this document except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: September 12, 2019	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President, Chief Risk Officer and
Chief Corporate Counsel